SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2012


                             CIRALIGHT GLOBAL, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                      0-54036                   26-4549003
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)          Identification Number)

670 E. Parkridge, Suite 112, Corona, California                   92879
   (Address of Principal Executive Offices)                     (Zip Code)

                                 (877) 520-5005
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))
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ITEM 7.01 REGULATION FD

     On May 10, 2012, Ciralight Global, Inc. and Firestone Building Products Company, LLC issued a joint press release announcing that the two companies are partnering to provide active daylighting solutions to the roofing industry and that Firestone will brand and market the Ciralight SunTracker(TM) daylighting system as the "Firestone SunWave(TM) SMRT Daylighting Solution. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 EXHIBITS

(d) Exhibits

    99.1 Ciralight Global, Inc. and Firestone Building Products Company, LLC Joint Press Release dated May 10, 2012.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: May 10, 2012
                                       CIRALIGHT GLOBAL, INC.


                                       By: /s/ Jeffrey S. Brain
                                           -------------------------------------
                                           Jeffrey S. Brain
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit No.                  Description of Exhibit
-----------                  ----------------------

    99.1 Ciralight Global, Inc. and Firestone Building Products Company, LLC Joint Press Release dated May 10, 2012.